EAGLE BANCORP, INC.

**Keefe, Bruyette & Woods**
**Community Bank Investor Conference**

July 28 & 29, 2015

Ticker: EGBN
www.eaglebankcorp.com

**Forward Looking Statements**

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

# Company Overview

- Eagle Bancorp, Inc. is a growth-oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 22 branches [(1)]
- Commercially-oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest and most profitable bank headquartered and operating in the state of Maryland

NOTE: (1) Ballston branch expected to close in 2015. Financial data at June 30, 2015. Deposit market share data as of June 30, 2014 has been adjusted for all merger and acquisition activity.

# Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Strong Net Interest Margin = 4.33%
- Clean Asset Quality: NPAs/Assets = 0.44%
- Low Charge-Off History: NCOs/Average Loans = 0.21%
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Consistent Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision
- Proven Ability to Evaluate and Execute Acquisitions

NOTE: Financial data at June 30, 2015.

# Experienced Senior Management Team

| Name | Title/Function | Years in Banking | Years with EGBN |
|---|---|---|---|
| **Ronald D. Paul** | Chairman, President & CEO | 28 | 17 |
| **Robert P. Pincus** | Vice Chairman | 42 | 7 |
| **Susan G. Riel** | Sr. EVP & COO - EagleBank | 39 | 17 |
| **James H. Langmead** | EVP & Chief Financial Officer - Eagle Bancorp & EagleBank | 44 | 10 |
| **Laurence E. Bensignor** | EVP & General Counsel | 5 | 5 |
| **Charles C. Brockett** | EVP & Director of Operations | 26 | 1 |
| **Michael T. Flynn** | EVP & COO - Eagle Bancorp | 44 | 11 |
| **Antonio F. Marquez** | EVP & Chief Real Estate Lending Officer | 30 | 4 |
| **Lindsey S. Rheaume** | EVP & Chief C&I Lending Officer | 30 | 1 |
| **Janice L. Williams** | EVP & Chief Credit Officer | 21 | 12 |

# Summary Statistics

| | |
|---|---|
| **Total Assets:** | **$5.7 billion** |
| **Total Loans:** | **$4.5 billion** |
| **Total Deposits:** | **$4.8 billion** |
| **Tangible Common Equity:** | **$583.2 million (1)** |
| **Tangible Book Value per Common Share:** | **$17.46 (1)** |
| **Shares Outstanding (at close June 30, 2015)** | **33,394,563** |
| **SBLF Preferred: (1% Dividend Rate, until January, 2016)** | **$71.9 million** |
| **Market Capitalization (at close June 30, 2015):** | **$1.47 billion** |
| **Insider Ownership:** | **10.7%** |
| **Institutional Ownership:** | **64%** |
| **Member of Russell 2000** | **Yes** |

NOTE: Data at June 30, 2015 unless otherwise noted. (1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

# EagleBank Branch Locations


I-270
I-95
Loudoun County
Montgomery County
Reston
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Merrifield
I-495
Arlington
Alexandria
I-495
I-95
N

**Branch System**

| | |
|---|---|
| Virginia | 10 |
| Maryland | 7 |
| Washington, DC | 5 |
| Total | 22 |

NOTE: Branch Totals as of June 30, 2015. Ballston Branch expected to close in 2015.

# Deposit Market Share

*(Dollars in thousands)*

**Washington, DC Metropolitan Area**

| Rank | Local Community Banks | Company Name | Branches | June 30, 2013 Balance | June 30, 2014 Balance | Annual Growth | 2014 Market Share | |
|---|---|---|---|---|---|---|---|---|
| 1 | | Wells Fargo & Co. | 124 | $21,404,970 | $22,746,582 | 6.3% | 16.8% | |
| 2 | | Bank of America Corp. | 111 | 17,440,485 | 20,398,034 | 17.0% | 15.1% | |
| 3 | | Capital One Financial Corp. | 134 | 20,049,961 | 20,189,216 | 0.7% | 14.9% | |
| 4 | | SunTrust Banks Inc. | 118 | 13,896,473 | 14,844,169 | 6.8% | 11.0% | 75.2% |
| 5 | | BB&T Corp. | 108 | 8,638,808 | 9,159,238 | 6.0% | 6.8% | |
| 6 | | PNC Financial Services Group Inc. | 112 | 8,054,028 | 8,290,310 | 2.9% | 6.1% | |
| 7 | | Citigroup Inc. | 37 | 6,506,783 | 6,178,320 | -5.0% | 4.6% | |
| **8** | **1** | **Eagle Bancorp Inc.** | **22** | **3,633,920** | **4,164,327** | **14.6%** | **3.1%** | |
| 9 | | United Bankshares Inc. | 39 | 3,850,565 | 3,821,961 | -0.7% | 2.8% | |
| 10 | | HSBC Holdings Plc | 12 | 3,270,777 | 3,334,324 | 0.8% | 2.5% | |
| 11 | | M&T Bank Corp. | 56 | 3,194,510 | 3,225,179 | 1.0% | 2.4% | |
| 12 | 2 | Cardinal Financial Corp. | 27 | 2,189,683 | 2,213,272 | 1.1% | 1.6% | |
| 13 | 3 | Sandy Spring Bancorp Inc. | 29 | 2,120,945 | 2,196,379 | 3.6% | 1.6% | |
| 14 | | Toronto-Dominion Bank | 36 | 1,754,303 | 2,173,212 | 23.9% | 1.6% | |
| 15 | 4 | Burke & Herbert Bank & Trust Co. | 20 | 1,975,976 | 1,949,937 | -1.3% | 1.4% | |
| 16 | 5 | WashingtonFirst Bankshares Inc. | 14 | 1,023,329 | 1,094,151 | 6.9% | 0.8% | |
| 17 | 6 | Middleburg Financial Corp. | 7 | 831,784 | 876,353 | 5.4% | 0.6% | |
| 18 | 7 | Bank of Georgetown | 11 | 772,085 | 834,397 | 8.1% | 0.6% | |
| 19 | 8 | Access National Corp. | 4 | 598,640 | 749,709 | 25.2% | 0.6% | |
| 20 | 9 | Congressional Bancshares Inc. | 10 | 678,682 | 674,282 | -0.6% | 0.5% | |
| | | All Other Market Participants | 111 | 6,285,670 | 6,288,862 | 0.1% | 4.6% | |
| | | **Market Total** | **1,142** | **$128,172,377** | **$135,402,214** | **5.6%** | **100.0%** | |

NOTE: Washington, D.C. Metro Area defined as: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2014 and adjusted for all merger and acquisition activity.

# Performance vs. Peer Group

| Key Ratios (at or for the quarter ended June 30) | EGBN 2Q2013 | EGBN 2Q2014 | EGBN 2Q2015 | Peer Group (1) 1Q2015 |
|---|---|---|---|---|
| Net Interest Margin | 4.27% | 4.48% | **4.33%** | **3.74%** |
| Efficiency Ratio | 49.33% | 48.30% | **41.70%** | **56.01%** |
| NPAs + 90 Days Past Due/Total Assets | 1.05% | 0.80% | **0.44%** | **0.52%** |
| Allowance Loan Losses/Gross Loans | 1.47% | 1.33% | **1.07%** | **1.02%** |
| Reserve/NPLs (Coverage Ratio) | 168.63% | 193.50% | **328.98%** | **116.55%** |
| Net Charge-Offs to Average Loans (Annualized) | 0.24% | 0.20% | **0.21%** | **0.15%** |
| Tangible Common Equity/Tangible Assets (2) | 9.07% | 9.38% | **10.33%** | **8.65%** |
| Return on Average Assets | 1.41% | 1.35% | **1.51%** | **1.06%** |
| Return on Average Equity | 14.75% | 14.09% | **12.18%** | **10.52%** |
| Earnings Per Share (Diluted) | $0.44 | $0.48 | **$0.61** | **N/A** |

NOTE: (1) Highly Valued Peer Group shown on page 30. Key ratios represent the Peer Group median value for the period shown. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32. 2015 Q2 Peer Group Data is not available.

# Consistent Balance Sheet Growth



Total Assets
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions of Dollars
EGBN CAGR 24.3%
Peer CAGR: 12.9%[1]
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3[2]
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1
15Q2

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.
(2) Q3 2011 excludes the "settlement deposit."

# Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$20,938
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
Thousands of Dollars
EGBN Net Income CAGR: 46.1%
Peer CAGR: 10.5%[1]
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1
15Q2

(1) Highly Valued Peer Group shown on page 30. Compound annual growth rate calculated off Peer Group median values for the periods shown.

# Net Interest Margin


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.48%
3.94%
4.45%
3.80%
4.42%
3.73%
4.41%
3.71%
4.33%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown. 2015 Q2 Peer Group data is not available.

# Yields and Cost of Funds


Yield on Average Earning Assets
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
4.77%
4.13%
4.78%
4.06%
4.78%
4.06%
4.79%
4.01%
4.70%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group


Yield on Loans
5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
5.37%
4.91%
5.39%
4.86%
5.29%
4.82%
5.26%
4.60%
5.29%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group


Cost of Funds
0.50%
0.25%
0.00%
0.29%
0.42%
0.33%
0.41%
0.36%
0.41%
0.38%
0.37%
0.37%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group

NOTE: Highly Valued Peer Group shown on page 30. Represent Peer Group median values for the periods shown. 2015Q2 Peer Group data is not available.
SOURCE: SNL Financial

# Earnings per Share



EPS (Reported)
EPS (Operating)
CAGR = 27.08%
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.50
$0.48
$0.55
$0.52
$0.56
$0.49
$0.61
$0.61
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2

NOTE: For Operating EPS in 2014, please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

# Tangible Book Value per Share



CAGR = 23.65%
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$14.12
$14.71
$14.56
$16.82
$17.46
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.

# Consistent Increases in Operating Leverage



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
CAGR 25.3%
CAGR 15.2%
Revenue ($000s)
Non-Int Expense ($000s)

NOTE: Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31 - 32.
Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses.

# Consistently Improving Efficiency Ratio


65%
60%
55%
50%
45%
40%
47%
56%
49%
56%
46%
55%
45%
56%
42%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
EGBN
Peer Group

Note: Highly Valued Peer Group data represents Peer Group median values for the periods shown. (2) EGBN data for Q2, Q3, Q4 2014 on an operating basis, net of merger related expenses. 2015 Q2 Peer Group data is not available..
Source: SNL Financial

# Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ........and Trends

| | | Jun. 2014 | | Sep. 2014 | | Dec. 2014 | | Mar. 2015 | | Jun. 2015 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Repricing Duration of Assets and Liabilities (months)** | | | | | | | | | | |
| Investments | | 49 | | 49 | | 49 | | 45 | | **46** |
| Loans | | 26 | | 26 | | 27 | | 27 | | **26** |
| Deposits | | 33 | | 33 | | 34 | | 33 | | **31** |
| Borrowings | | 17 | | 43 | | 30 | | 45 | | **47** |
| Interest Rate Shock Analysis | | | | | | | | | | |
| ***SHORT TERM EFFECTS (dollars in thousands)*** | | | | | | | | | | |
| Net Interest Income - Flat balance Sheet | $ | 160,149 | $ | 163,756 | $ | 202,091 | $ | 206,293 | **$** | **237,263** |
| Net Interest Income - + 100 basis point shock | $ | 155,518 | $ | 160,097 | $ | 197,675 | $ | 204,090 | **$** | **236,640** |
| Percentage Change | | -2.9% | | -2.2% | | -2.2% | | -1.1% | | **-0.3%** |
| Net Interest Income - + 200 basis point shock | $ | 156,090 | $ | 161,663 | $ | 199,613 | $ | 208,193 | **$** | **243,120** |
| Percentage Change | | -2.5% | | -1.3% | | -1.2% | | 0.9% | | **2.5%** |
| Net Interest Income - + 300 basis point shock | $ | 158,846 | $ | 165,031 | $ | 203,701 | $ | 214,542 | **$** | **251,611** |
| Percentage Change | | -0.8% | | 0.8% | | 0.8% | | 4.0% | | **6.0%** |
| Net Interest Income - + 400 basis point shock | $ | 161,283 | $ | 168,060 | $ | 207,441 | $ | 220,909 | **$** | **260,017** |
| Percentage Change | | 0.7% | | 2.6% | | 2.6% | | 7.1% | | **9.6%** |
| Net Interest Income - - 100 basis point shock | $ | 155,965 | $ | 159,402 | $ | 200,680 | $ | 204,502 | **$** | **234,631** |
| Percentage Change | | -2.6% | | -2.7% | | -0.7% | | -0.9% | | **-1.1%** |
| Net Interest Income - - 200 basis point shock | $ | 152,313 | $ | 155,134 | $ | 196,217 | $ | 201,101 | **$** | **228,856** |
| Percentage Change | | -4.9% | | -5.3% | | -2.9% | | -2.5% | | **-3.5%** |

- Both assets and liabilities remain short with repricing durations at 26 months on loans and 31 months on deposits
- Largely as a result of the floors on loans, a 100 bps shock increase would decrease Net Interest Income by about $623 thousand or -0.3% on a **static** balance sheet over a 12 month period

Source: FTN Quarterly IRR Report

# Deposit Composition and Growth

| (Dollar Values in Thousands) | As of June 30, 2014 | | As of December 31, 2014 | | As of June 30, 2015 | | Annual Growth Rate |
|---|---|---|---|---|---|---|---|
| **Deposit Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % |
| Noninterest Bearing | $ 945,485 | 28.1% | $ 1,175,799 | 27.3% | $ 1,370,590 | 28.4% | 45.0% |
| Interest Bearing Transaction | 128,415 | 3.8% | 143,628 | 3.3% | 220,382 | 4.6% | 71.6% |
| Core Savings & Money Market (1) | 1,672,808 | 49.7% | 1,985,724 | 46.1% | 2,128,930 | 44.2% | 27.3% |
| Core CD's (1) | 244,875 | 7.3% | 501,743 | 11.6% | 537,097 | 11.1% | 119.3% |
| Wholesale Money Market | 220,359 | 6.5% | 316,877 | 7.4% | 310,407 | 6.4% | 40.9% |
| Wholesale CD's | 155,985 | 4.6% | 186,997 | 4.3% | 258,027 | 5.3% | 65.4% |
| **Total Deposits** | $ 3,367,927 | 100% | $ 4,310,768 | 100% | $ 4,825,433 | 100% | 43.3% |

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Core deposits include CDAR's and ICS reciprocal deposits.

# Balanced Loan and Deposit Growth


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ in Billions
Jun-11
Sep-11
(1)
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Total Loans
Total Deposits

(1) Q3 2011 excludes the "settlement deposit."

# Detail of Loan Portfolio

| *(Dollar Values in Thousands)* County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | |
| Montgomery | $285,794 | $75,406 | $11,980 | $162,662 | $138,940 | $11,556 | $45,519 | $57,322 | $3,224 | $792,403 | 17.4% |
| Prince George's | 72,704 | 53,386 | 2,737 | 183,272 | 27,425 | 7,906 | 2,486 | 2,485 | 70 | 352,471 | 7.7% |
| Other MD | 61,740 | 32,030 | 4,387 | 362,467 | 80,400 | 23,795 | 12,757 | 6,397 | 284 | 584,257 | 12.8% |
| **Washington, DC** | 238,782 | 127,444 | 16,391 | 635,975 | 317,778 | 35,752 | 45,320 | 19,712 | 220 | 1,437,374 | 31.7% |
| **Virginia** | | | | | | | | | | | |
| Alexandria | 17,000 | 10,227 | - | 35,396 | 17,788 | - | 785 | 3,277 | 36 | 84,509 | 1.9% |
| Arlington | 18,868 | 518 | - | 20,675 | 27,989 | - | 1,250 | 2,131 | 5 | 71,436 | 1.6% |
| Fairfax | 146,233 | 66,913 | 11,477 | 184,193 | 92,823 | 33,087 | 13,187 | 16,130 | 566 | 564,609 | 12.4% |
| Loudoun | 36,167 | 54,227 | - | 22,382 | 13,992 | - | 2,468 | 4,350 | 240 | 133,826 | 2.9% |
| Prince William | 12,218 | 17,311 | - | 79,816 | 4,281 | 5,955 | 279 | 1,657 | 22 | 121,539 | 2.7% |
| Other VA | 27,844 | 50,548 | 5,660 | 108,310 | 37,031 | 9,271 | 1,508 | 2,562 | 121 | 242,855 | 5.3% |
| **Other USA** | 43,156 | 9,824 | 1,502 | 68,435 | 7,648 | 8,200 | 24,283 | 2,521 | 49 | 165,618 | 3.6% |
| **Total** | $960,506 | $497,834 | $54,134 | $1,863,583 | $766,095 | $135,522 | $149,842 | $118,544 | $4,837 | $4,550,897 | 100.0% |
| **% of Total** | 21.1% | 10.9% | 1.2% | 41.0% | 16.8% | 3.0% | 3.3% | 2.6% | 0.1% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages and indirect auto loans not included

NOTE: At June 30, 2015

# CRE Risk Management

- Executive & Board Level Oversight of Approval Process
- Disciplined Underwriting
- Proactive Portfolio Management
- Quarterly Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

# Credit Quality Trends

| *(Dollars Values in Thousands)* | 09/30/13 | 12/31/13 | 03/31/14 | 06/30/14 | 09/30/14 | 12/31/14 | 03/31/15 | 06/30/15 |
|---|---|---|---|---|---|---|---|---|
| **30-89 Days Past Due** | $ 8,794 | $ 17,143 | $ 10,465 | $ 19,222 | $ 12,401 | $ 15,771 | $ 17,655 | $ 20,709 |
| **Nonperforming Assets:** | | | | | | | | |
| 90 or More Days Past Due | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Nonaccrual | 27,546 | 24,702 | 36,326 | 22,507 | 29,343 | 22,443 | 19,572 | 14,871 |
| Total Nonperforming Loans (NPLs) | $ 27,546 | $ 24,702 | $ 36,326 | $ 22,507 | $ 29,343 | $ 22,443 | $ 19,572 | $ 14,871 |
| Other Real Estate Owned (OREO) | 11,285 | 9,225 | 8,809 | 8,843 | 8,623 | 13,224 | 12,338 | 10,714 |
| **Total Nonperforming Assets** | $ 38,831 | $ 33,927 | $ 45,135 | $ 31,350 | $ 37,966 | $ 35,667 | $ 31,910 | $ 25,585 |
| Performing Restructured Loans (TDRs) | 9,978 | 7,944 | 7,937 | 7,906 | 7,877 | 13,502 | 13,439 | 13,652 |
| NPAs/Assets | 1.11% | 0.90% | 1.19% | 0.80% | 0.91% | 0.68% | 0.58% | 0.44% |
| NPAs+TDRs/Assets | 1.39% | 1.11% | 1.40% | 1.00% | 1.10% | 0.94% | 0.82% | 0.68% |
| **Reserves** | $ 39,687 | $ 40,921 | $ 42,018 | $ 43,552 | $ 44,954 | $ 46,075 | $ 47,779 | $ 48,921 |
| Reserves/Loans | 1.42% | 1.39% | 1.37% | 1.33% | 1.31% | 1.07% | 1.07% | 1.07% |
| Reserves/NPLs (Coverage Ratio) | 144.08% | 165.66% | 115.67% | 193.50% | 153.20% | 205.30% | 244.12% | 328.98% |
| **Charge-Offs (Quarterly)** | | | | | | | | |
| NCOs/Average Loans | 0.20% | 0.18% | 0.11% | 0.20% | 0.09% | 0.26% | 0.15% | 0.21% |

# Consistent Asset Quality

**Total Loans ($mms)**



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0.0%
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15
Total Loans ($)
NPA's (%)
Charge Offs (%)

*(Dollar Values in Thousands)*

| Year | Loan Growth | NPAs/ Assets | Average Charge-Offs |
|---|---|---|---|
| 2010 | $276,189 | 1.53% | 0.35% |
| 2011 | $380,756 | 1.27% | 0.32% |
| 2012 | $436,839 | 1.06% | 0.37% |
| 2013 | $452,063 | 0.90% | 0.23% |
| 2014 | $1,367,241 | 0.68% | 0.17% |
| 2015 YTD | $238,498 | 0.44% | 0.18% |

**Net Charge-Off History for the periods ended December 31, 2014**

| Loan Type | EGBN 2 Year Avg. | EGBN 3 Year Avg. |
|---|---|---|
| Income Producing CRE | 0.03% | 0.06% |
| Owner Occupied CRE | 0.11% | 0.12% |
| Construction and Land | 0.34% | 0.41% |
| Commercial & Industrial | 0.42% | 0.48% |

# Capital Strength

*(Dollars Values in Thousands)*

| | March 31, 2014 | June 30, 2014 | September 30, 2014 | December 31, 2014 | March 31, 2015 | June 30, 2015 |
|---|---|---|---|---|---|---|
| **Total Assets** | $ 3,803,952 | $ 3,914,444 | $ 4,169,181 | $ 5,247,880 | $ 5,500,340 | $ 5,753,803 |
| **Total Stockholders Equity** | $ 410,382 | $ 426,821 | $ 442,614 | $ 620,759 | $ 741,530 | $ 765,061 |
| **Total Common Stockholders Equity** | $ 353,782 | $ 370,221 | $ 386,014 | $ 548,859 | $ 669,630 | $ 693,161 |
| **Tier 1 Leverage Ratio** | 10.83% | 10.89% | 10.70% | 10.69% | 12.19% | 12.03% |
| **Tier 1 Risk Based Capital Ratio** | 11.57% | 11.29% | 11.26% | 10.39% | 11.71% | 11.64% |
| **Total Risk Based Capital Ratio** | 13.04% | 12.71% | 14.48% | 12.97% | 13.90% | 13.75% |
| **Common Equity Tier 1 (CETI) Ratio** | 9.95% | 9.76% | 9.80% | 8.92% | 10.37% | 10.37% |
| **Tangible Common Equity Ratio (1)** | 9.22% | 9.38% | 9.19% | 8.54% | 10.39% | 10.33% |

- $100 million of Common Equity raised through an underwritten offering in March 2015
- $15.3 million of SBLF Preferred Stock assumed in October 2014. Dividend Rate is 1.0%
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012
- $56.6 million of SBLF Preferred Stock placed in July 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation in the appendices on pages 31 - 32.

# Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers

- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined committee approval and review process
  - Periodic loan and portfolio stress testing
  - Proactive identification and resolution of problem credits

- Built and preserved a strong capital position and balance sheet
  - Nine capital raising events since August 2008
  - 26 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position

# Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Comprehensive Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well designed, incentive based compensation plans
  - Stability of staff, Turnover rate 11.5% as compared to peer average 23.7%

# EagleBank Growth Strategy

- Continue Integration of Virginia Heritage Bank Acquisition
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 3.1% deposit market share in DC Metro Area after Virginia Heritage Bank acquisition
  - Significant opportunities to expand relationships, particularly in Northern Virginia
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - Residential mortgage origination, SBA guaranteed loans, treasury management services, insurance

# EGBN Stock Price Performance



Total Return Performance
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
6/30/2010
6/30/2011
6/30/2012
6/30/2013
6/30/2014
6/30/2015
Eagle Bancorp, Inc.
NASDAQ Bank Index
NASDAQ Stock Market Index - (U.S. Companies)
S&P 500

| | Stock Price Performance | | |
|---|---|---|---|
| | 1 Year | 3 Year | 5 Year |
| **EGBN** | **30.3%** | **207.0%** | **310.5%** |
| NASDAQ Bank Stock Index | 10.6% | 61.5% | 71.5% |
| NASDAQ Stock Market Index | 13.1% | 69.9% | 136.4% |
| S & P 500 Index | 5.2% | 51.5% | 100.2% |

SOURCE: SNL Financial, Chart and calculations as of close of trading on June 30, 2015

# Appendices

# Highly Valued Peer Group

Financial Data as of or for the Period Ending March 31, 2015
Pricing Data as of April 28, 2015

| Company | City, State | Ticker | Total Assets ($mm) | Capital Position: TCE/TA (%) | Capital Position: Leverage Ratio (%) | Capital Position: Total RBC Ratio (%) | LTM Profitability: ROAA (%) | LTM Profitability: ROACE (%) | LTM Profitability: Net Interest Margin (%) | LTM Profitability: Efficiency Ratio (%) | Asset Quality: LLR/Gross Loans (%) | Asset Quality: LLR/NPLs (%) | Asset Quality: NPAs[1]/Total Assets (%) | Asset Quality: NCOs/Avg. Loans (%) | Valuation: Price/Tang. Book Value (%) | Valuation: Price/LTM EPS (x) | Valuation: Price/2015 Est. EPS (x) | Valuation: Price/2016 Est. EPS (x) | Valuation: Current Dividend Yield (%) | Valuation: LTM Dividend Ratio (%) | Valuation: Market Value ($mm) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Community Bank System Inc. | De Witt, NY | CBU | 7,576 | 8.73 | 10.15 | 18.75 | 1.23 | 9.4 | 3.89 | 57.9 | 1.07 | 189.5 | 0.30 | 0.14 | 219 | 16.2 | 16.1 | 15.6 | 3.4 | 53.4 | 1,458 |
| Sterling Bancorp[1] | Montebello, NY | STL | 7,425 | 7.76 | 8.21 | 11.22 | 0.50 | 6.0 | 3.65 | 56.5 | 0.87 | 67.1 | 0.70 | 0.15 | 203 | 19.0 | 14.8 | 12.8 | 2.1 | 40.6 | 1,197 |
| Home BancShares Inc. | Conway, AR | HOMB | 7,514 | 9.71 | 10.31 | 13.51 | 1.64 | 12.2 | 5.23 | 41.0 | 1.11 | 106.6 | 0.57 | 0.20 | 333 | 19.7 | 17.2 | 15.6 | 1.5 | 25.0 | 2,315 |
| CVB Financial Corp. | Ontario, CA | CVBF | 7,445 | 11.13 | 10.86 | 15.24 | 1.25 | 10.6 | 3.58 | 43.8 | 1.63 | 88.8 | 0.40 | (0.02) | 207 | 18.6 | 17.4 | 15.1 | 3.0 | 46.8 | 1,700 |
| Park National Corp. | Newark, OH | PRK | 7,304 | 8.78 | 9.17 | 15.08 | 1.19 | 12.0 | 3.52 | 61.7 | 1.15 | 49.2 | 1.67 | 0.08 | 206 | 15.7 | 16.6 | 15.6 | 4.4 | 69.4 | 1,311 |
| Boston Private Financial | Boston, MA | BPFH | 6,870 | 7.03 | 9.50 | 14.00 | 1.12 | 10.4 | 2.99 | 68.0 | 1.46 | 110.7 | 0.48 | (0.16) | 225 | 16.1 | 15.7 | 14.5 | 2.8 | 40.7 | 1,084 |
| Bank of the Ozarks Inc. | Little Rock, AR | OZRK | 8,303 | 12.56 | 12.92 | 12.47 | 2.02 | 15.0 | 5.50 | 39.9 | 0.85 | 377.4 | 0.87 | 0.16 | 337 | 24.3 | 19.5 | 17.0 | 1.4 | 29.9 | 3,454 |
| Independent Bank Corp. | Rockland, MA | INDB | 6,911 | 7.73 | 9.52 | 13.15 | 0.87 | 8.7 | 3.44 | 63.2 | 1.01 | 83.8 | 0.61 | 0.09 | 212 | 18.2 | 15.8 | 14.5 | 2.5 | 42.4 | 1,100 |
| WesBanco Inc. | Wheeling, WV | WSBC | 8,233 | 7.73 | 10.62 | 14.92 | 1.02 | 8.1 | 3.60 | 58.7 | 0.91 | 88.4 | 0.58 | 0.17 | 207 | 14.6 | 13.1 | 11.9 | 2.8 | 40.1 | 1,248 |
| Pinnacle Financial Partners | Nashville, TN | PNFP | 6,314 | 9.53 | 10.40 | 12.10 | 1.30 | 9.7 | 3.70 | 54.5 | 1.42 | 258.3 | 0.40 | 0.11 | 298 | 21.9 | 19.1 | 16.2 | 1.0 | 16.7 | 1,696 |
| First Financial Bankshares | Abilene, TX | FFIN | 6,025 | 10.30 | 9.85 | 17.35 | 1.63 | 13.8 | 4.15 | 48.1 | 1.29 | 197.9 | 0.33 | 0.08 | 313 | 21.1 | 19.3 | 17.6 | 2.1 | 39.7 | 1,910 |
| Renasant Corp. | Tupelo, MS | RNST | 5,882 | 8.09 | 9.75 | 13.50 | 1.06 | 8.7 | 4.12 | 62.2 | 1.04 | 122.4 | 1.05 | 0.30 | 227 | 15.9 | 14.6 | 12.6 | 2.2 | 35.2 | 968 |
| Tompkins Financial Corporation | Ithaca, NY | TMP | 5,358 | 7.57 | 8.85 | 13.37 | 1.02 | 10.5 | 3.53 | 64.5 | 0.86 | 146.8 | 0.46 | 0.01 | 203 | 15.5 | 15.4 | 14.9 | 3.1 | 47.1 | 808 |
| BofI Holding Inc.[1] | San Diego, CA | BOFI | 5,195 | 8.57 | 8.84 | 15.71 | 1.56 | 18.2 | 3.95 | 34.4 | 0.52 | 65.5 | 0.69 | 0.05 | 309 | 20.1 | 18.0 | 14.0 | NA | 0.0 | 1,386 |
| Westamerica Bancorp. | San Rafael, CA | WABC | 5,036 | 8.01 | 7.95 | 14.54 | 1.20 | 11.5 | 3.59 | 51.0 | 1.85 | 142.2 | 0.44 | 0.16 | 288 | 19.1 | 19.2 | 18.8 | 3.4 | 65.8 | 1,129 |
| S&T Bancorp Inc. | Indiana, PA | STBA | 4,971 | 8.98 | 10.06 | 11.86 | 1.15 | 9.2 | 3.49 | 57.6 | 1.03 | 88.2 | 0.55 | 0.08 | 196 | 15.0 | 14.4 | 12.5 | 2.6 | 37.2 | 982 |
| Simmons First National Corp. | Pine Bluff, AR | SFNC | 7,518 | 8.09 | 13.34 | 16.25 | 0.83 | 7.7 | 4.37 | 67.1 | 0.65 | 176.5 | 1.29 | 0.19 | 218 | 19.5 | 14.0 | 12.7 | 2.1 | 39.9 | 1,317 |
| Independent Bk Group Inc. | McKinney, TX | IBTX | 4,258 | 7.10 | 7.78 | 11.51 | 0.87 | 6.9 | 4.16 | 55.5 | 0.61 | 192.0 | 0.20 | 0.01 | 235 | 19.6 | 14.8 | 12.4 | 0.8 | 13.0 | 671 |
| ServisFirst Bancshares Inc. | Birmingham, AL | SFBS | 4,393 | 8.75 | 10.06 | 13.09 | 1.37 | 15.2 | 3.68 | 39.5 | 1.03 | 224.5 | 0.39 | 0.15 | 236 | 17.1 | 15.4 | 13.1 | 0.7 | 10.1 | 906 |
| Ameris Bancorp | Moultrie, GA | ABCB | 4,153 | 10.26 | 8.94 | 13.42 | 1.03 | 10.9 | 4.54 | 66.7 | 0.74 | 39.2 | 2.03 | 0.21 | 194 | 17.4 | 13.8 | 10.6 | 0.8 | 13.7 | 819 |
| Washington Trust Bancorp Inc. | Westerly, RI | WASH | 3,603 | 8.22 | 9.21 | 12.87 | 1.24 | 12.2 | 3.24 | 57.2 | 0.95 | 108.0 | 0.48 | 0.08 | 218 | 15.1 | 14.6 | 13.9 | 3.6 | 50.6 | 634 |
| City Holding Co. | Charleston, WV | CHCO | 3,553 | 9.60 | 10.23 | 15.57 | 1.66 | 14.2 | 3.94 | 53.8 | 0.77 | 52.7 | 0.70 | 0.17 | 217 | 13.0 | 14.7 | 14.5 | 3.5 | 44.0 | 726 |
| Southside Bancshares Inc.[1] | Tyler, TX | SBSI | 4,807 | 6.91 | 11.35 | 16.69 | 0.60 | 7.2 | 3.77 | 55.4 | 0.61 | 133.3 | 0.13 | 1.48 | 218 | 27.0 | 13.7 | 12.8 | 3.1 | 87.2 | 709 |
| Square 1 Financial Inc. | Durham, NC | SQBK | 3,337 | 9.54 | 9.61 | 12.78 | 1.18 | 11.8 | 4.08 | 49.6 | 1.67 | 132.9 | 0.56 | 0.75 | 242 | 22.5 | 20.3 | 16.7 | NA | 0.0 | 682 |
| | | High | 8,303 | 12.56 | 13.34 | 18.75 | 2.02 | 18.2 | 5.50 | 68.0 | 1.85 | 377.4 | 2.03 | 1.48 | 337 | 27.0 | 20.3 | 18.8 | 4.4 | 87.2 | 3,454 |
| | | Low | 3,337 | 6.91 | 7.78 | 11.22 | 0.60 | 6.0 | 2.99 | 34.4 | 0.52 | 39.2 | 0.13 | (0.16) | 194 | 13.0 | 13.1 | 10.6 | 0.7 | 0.0 | 634 |
| | | Mean | 5,970 | 8.78 | 9.90 | 14.25 | 1.20 | 10.8 | 3.90 | 54.5 | 1.05 | 134.9 | 0.65 | 0.18 | 240 | 18.4 | 16.1 | 14.4 | 2.4 | 37.0 | 1,259 |
| | | Median | 5,998 | 8.65 | 9.80 | 13.51 | 1.18 | 10.6 | 3.74 | 56.0 | 1.02 | 116.5 | 0.52 | 0.15 | 219 | 18.4 | 15.6 | 14.5 | 2.5 | 40.0 | 1,115 |
| **Eagle Bancorp Inc** | **Bethesda, MD** | **EGBN** | **5,500** | **8.54** | **12.19** | **13.90** | **1.40** | **14.4** | **4.49** | **46.2** | **1.07** | **205.3** | **0.58** | **0.17** | **224** | **18.0** | **16.4** | **14.9** | **0.0** | **0.0** | **1,257** |
| | **Ranking out of 25:** | | **15** | **14** | **3** | **12** | **6** | **4** | **4** | **6** | **10** | **4** | **16** | **19** | **12** | **14** | **10** | **10** | **23** | **23** | **10** |

NOTE: Peer Group includes all publicly-traded banks Nationwide with $2.5 billion to $7.5 billion in assets that trade at 200% of tangible book value or higher. Prior quarter or prior quarter LTM used when current data is unavailable. (1) Nonperforming assets are defined as nonaccrual loans, real estate owned and repossessed assets as a percent of total assets.
SOURCE: SNL Financial

# Non-GAAP Reconciliation

**GAAP Reconciliation (Unaudited)**
(dollars in thousands except per share data)

| | Six Months Ended June 30, 2015 | Twelve Months Ended December 31, 2014 | Six Months Ended June 30, 2014 |
|---|---|---|---|
| Common shareholders' equity | $ 693,161 | $ 548,859 | $ 370,221 |
| Less: Intangible assets | (109,957) | (109,908) | (3,379) |
| **Tangible common equity** | $ 583,204 | $ 438,951 | $ 366,842 |
| | | | |
| Book value per common share | $ 20.76 | $ 18.21 | $ 14.25 |
| Less: Intangible book value per common share | (3.30) | (3.65) | (0.13) |
| **Tangible book value per common share** | $ 17.46 | $ 14.56 | $ 14.12 |
| | | | |
| Total assets | $ 5,753,803 | $ 5,247,880 | $ 3,914,444 |
| Less: Intangible assets | (109,957) | (109,908) | (3,379) |
| **Tangible assets** | $ 5,643,846 | $ 5,137,972 | $ 3,911,065 |
| **Tangible common equity ratio** | 10.33% | 8.54% | 9.38% |

# Non-GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

# Market Information –Washington, DC MSA

- Population 6.2 Million
  - 5th largest market in the U.S.
- Employment 3.2 Million
  - 68,500 new jobs created in last year
  - Employment growth driven by private sector, over 190,000 new private sector jobs created over last four years
  - Unemployment rate of 4.7% vs. US average of 5.5% (May 2015)
- Gross Regional Product (GRP) $449 Billion
  - 5th largest regional economy in the U.S.
  - 24.0% growth in GRP over the last 9 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

SOURCE: Greater Washington Board of Trade Regional Report; Bureau of Labor Statistics; Center for Regional Analysis - George Mason University

# Greater Washington Economy

Total Federal Spending = 30% of GRP


Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market


District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

**Gross Regional Product $449 Billion**

NOTE: Other includes Health Care/Education and Media

SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis

# Loan Portfolio and Growth

| *(Dollar Values in Thousands)* | As of June 30, 2014 | | As of December 31, 2014 | | As of June 30, 2015 | | Annual Growth Rate | Year-to-Date (Annualized) |
|---|---|---|---|---|---|---|---|---|
| **Loan Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % | % |
| Commercial and Industrial | $ 726,611 | 22.2% | $ 916,226 | 21.2% | $ 960,506 | 21.1% | 32.2% | 9.7% |
| Owner Occupied | 330,073 | 10.1% | 461,581 | 10.7% | 497,834 | 10.9% | 50.8% | 15.7% |
| Owner Occupied-Const. | 38,368 | 1.2% | 58,032 | 1.3% | 54,134 | 1.2% | 41.1% | (13.4%) |
| Income Producing | 1,302,479 | 39.6% | 1,703,171 | 39.7% | 1,863,583 | 41.0% | 43.1% | 18.8% |
| Construction | 509,016 | 15.5% | 655,013 | 15.2% | 766,095 | 16.8% | 50.5% | 33.9% |
| Land | 133,248 | 4.1% | 138,420 | 3.2% | 135,522 | 3.0% | 1.7% | (4.2%) |
| Residential Mortgage | 123,587 | 3.8% | 148,018 | 3.4% | 149,842 | 3.3% | 21.2% | 2.5% |
| Home Equity | 108,931 | 3.3% | 122,536 | 2.8% | 118,544 | 2.6% | 8.8% | (6.5%) |
| Other Consumer | 7,116 | 0.2% | 109,402 | 2.5% | 4,837 | 0.1% | (32.0%) | (191.2%) |
| **Total Loans** | $ 3,279,429 | 100.0% | $ 4,312,399 | 100.0% | $ 4,550,897 | 100.0% | 38.8% | 22.1% |

# Geographic Detail - Income Producing CRE

*(Dollar Values in Thousands)*

| County | Redevel./ Retail | Office Condo | Multi-Family | Single & 1-4 Family | Hotel | Mixed Use | Industrial | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $41,563 | $12,810 | $3,009 | $22,385 | $0 | $52,149 | $3,263 | $27,483 | $162,662 | 8.7% |
| Prince George's | 44,806 | 27,259 | 11,387 | 9,694 | 19,844 | 9,713 | 28,632 | 31,937 | 183,272 | 9.8% |
| Other MD | 145,899 | 55,369 | - | 28,202 | 50,800 | 16,772 | 19,131 | 46,294 | 362,467 | 19.5% |
| **Washington, DC** | 79,011 | 73,677 | 165,174 | 61,712 | 69,599 | 25,639 | 193 | 160,970 | 635,975 | 34.1% |
| **Virginia** | | | | | | | | | | |
| Alexandria | $3,851 | $21,606 | $0 | $1,345 | $0 | $1,836 | $4,757 | $2,001 | $35,396 | 1.9% |
| Arlington | 0 | 1,822 | 5,524 | 7,681 | 0 | 2,500 | 0 | 3,148 | 20,675 | 1.1% |
| Fairfax | 43,299 | 69,833 | 1,022 | 17,127 | 0 | 1,736 | 861 | 50,315 | 184,193 | 9.9% |
| Loudoun | 6,333 | 1,437 | 0 | 2,920 | 0 | 0 | 397 | 11,295 | 22,382 | 1.2% |
| Prince William | 24,290 | 11,211 | 0 | 655 | 0 | 8,941 | 3,958 | 30,761 | 79,816 | 4.3% |
| Other VA | 31,247 | 24,239 | 13,140 | 6,701 | 2,200 | 114 | 246 | 30,423 | 108,310 | 5.8% |
| **Other USA** | 13,917 | 19,209 | 0 | 9,331 | 8,309 | 298 | 2,267 | 15,104 | 68,435 | 3.7% |
| **Total** | $434,216 | $318,472 | $199,256 | $167,753 | $150,752 | $119,698 | $63,705 | $409,731 | $1,863,583 | 100.0% |
| **% of Total** | 23.3% | 17.1% | 10.7% | 9.0% | 8.1% | 6.4% | 3.4% | 22.0% | 100.0% | |

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: At June 30, 2015

# Geographic Detail – Construction

*(Dollar Values in Thousands)*

| County | Single & 1-4 Family | Office | Multi-Family | Hotel | Residential Condo | Redevel./ Retail | Mixed Use | Other | TOTAL | % of |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $50,964 | $63,365 | $0 | $14,105 | $3,196 | $0 | $0 | $7,310 | $138,940 | 18.1% |
| Prince George's | 4,088 | 0 | 0 | 0 | 0 | 6,455 | 4,236 | 12,646 | 27,425 | 3.6% |
| Other MD | 5,864 | 0 | 28,688 | 36,459 | 0 | 1,849 | 1,648 | 5,892 | 80,400 | 10.5% |
| **Washington, DC** | 63,389 | 14,780 | 82,359 | 48,431 | 54,907 | 22,378 | 27,184 | 4,350 | 317,778 | 41.5% |
| **Virginia** | | | | | | | | | | |
| Alexandria | 5,558 | 0 | 0 | 0 | 0 | 12,230 | 0 | 0 | 17,788 | 2.3% |
| Arlington | 20,182 | 0 | 0 | 0 | 7,807 | 0 | 0 | 0 | 27,989 | 3.7% |
| Fairfax | 66,364 | 18,551 | 626 | 0 | 0 | 970 | 6,312 | 0 | 92,823 | 12.1% |
| Loudoun | 2,037 | 11,955 | 0 | 0 | 0 | 0 | 0 | 0 | 13,992 | 1.8% |
| Prince William | 1,862 | 2,419 | 0 | 0 | 0 | 0 | 0 | 0 | 4,281 | 0.6% |
| Other VA | 3,258 | 14,723 | 870 | 0 | 1,087 | 1,653 | 0 | 15,440 | 37,031 | 4.8% |
| **Other USA** | 4,489 | 0 | 1,142 | 0 | 0 | 1,537 | 480 | 0 | 7,648 | 1.0% |
| **Total** | $228,055 | $125,793 | $113,685 | $98,995 | $66,997 | $47,072 | $39,860 | $45,638 | $766,095 | 100.0% |
| **% of Total** | 29.9% | 16.4% | 14.8% | 12.9% | 8.7% | 6.1% | 5.2% | 6.0% | 100.0% | |

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: At June 30, 2015

# Loan Portfolio by Risk Rating

*(Dollar Values in Thousands)*

| Loan Portfolio as of: | 6/30/2014 | | 6/30/2015 | |
|---|---|---|---|---|
| **Risk Rating** | **Balance** | **% of Loans** | **Balance** | **% of Loans** |
| 1000 - Prime | $2,886 | 0.1% | $3,169 | 0.1% |
| 2000 - Excellent | 250,696 | 7.6% | 266,708 | 5.9% |
| 3000 - Good | 1,395,341 | 42.5% | 1,656,124 | 36.4% |
| 4000 - Acceptable | 1,139,562 | 34.9% | 1,853,712 | 40.7% |
| 5000 - Acceptable with Risk | 397,855 | 12.1% | 672,614 | 14.8% |
| 6000 - Watch | 39,841 | 1.2% | 51,530 | 1.1% |
| 7000 - Special Mention | 16,257 | 0.5% | 6,101 | 0.1% |
| 8000 - Substandard | 36,991 | 1.1% | 40,939 | 0.9% |
| 9000 - Doubtful | - | 0.0% | - | 0.0% |
| 9999 - Loss | - | 0.0% | - | 0.0% |
| | **$3,279,429** | **100.0%** | **$4,550,897** | **100.0%** |



- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

# Conservative Securities Portfolio

*(Dollar Values in Thousands)*

| Security Type | June 30, 2015 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Government Agency Securities | $59,360 | $637 | $294 | $59,703 | 14.1% |
| Mortgage Backed Securites - GSEs | 256,196 | 1,517 | 2,050 | 255,663 | 60.7% |
| Municipal Bonds | 90,593 | 2,872 | 627 | 92,838 | 21.5% |
| Corporate Bonds | 15,100 | - | 59 | 15,041 | 3.6% |
| Other Equity Investments | 396 | 68 | - | 464 | 0.1% |
| Total Securities | $421,645 | $5,094 | $3,030 | $423,709 | 100.0% |

| Security Type | December 31, 2014 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Government Agency Securities | $29,434 | $500 | $40 | $29,894 | 7.8% |
| Mortgage Backed Securites - GSEs | 241,120 | 1,716 | 2,516 | 240,320 | 63.8% |
| Municipal Bonds | 106,983 | 4,850 | 121 | 111,712 | 28.3% |
| Other Equity Investments | 396 | 21 | - | 417 | 0.1% |
| Total Securities | $ 377,933 | $ 7,087 | $ 2,677 | $ 382,343 | 100.0% |

| Security Type | June 30, 2014 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Government Agency Securities | $43,772 | $715 | $99 | $44,388 | 11.6% |
| Mortgage Backed Securites - GSEs | 222,289 | 1,715 | 3,101 | 220,903 | 59.2% |
| Municipal Bonds | 109,471 | 4,347 | 506 | 113,312 | 29.1% |
| Other Equity Investments | 396 | - | 9 | 387 | 0.1% |
| Total Securities | $375,928 | $6,777 | $3,715 | $378,990 | 100.0% |

- Portfolio has $2.1 million of net unrealized gains at June 30, 2015
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.8 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

# Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011, 2013 & 2014*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Challenger" Bank 2015*
- *Honor Roll of Community Banks 2010-2013*

**Independent Community Bankers of America**

- *Ronald D. Paul named East Coast Region Community Banker of the Year 2014*

RAYMOND JAMES

- *Community Bankers Cup Award 2012-2014*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

# Highly Regarded by Bank Rating Firms

| FIRM | BANK RATING |
|---|---|
| KBRA KROLL BOND RATING AGENCY | BBB+ |
| IDC Analyze the Future | 285/300 |
| BAUERFINANCIAL, INC | ★★★★★ |
| VERIBANC Information with Integrity | Green - *** |

# Experienced Management Team

***Ronald D. Paul, Chairman, President and CEO***

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named "Community Banker of the Year" by the *American Banker* magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America.

***Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank***

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Served as DC Metro Regional Executive for Sovran Bank from 1986 to 1991. In 2003 Mr. Pincus was elected to the Washington Business Hall of fame. He has served on the Board of Directors of 3 public companies and over 25 non-profit organizations. He was named Greater Washington Entrepreneur of the Year and was elected to the Washington Business Hall of Fame in 1998. Mr. Pincus is a member of the board of directors of Comstock Homebuilding Companies, Inc.

# Experienced Management Team

***Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc.***

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms.Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

***James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank***

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

***Janice L. Williams, EVP, Chief Credit Officer***

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

# Experienced Management Team

***Charles C. Brockett, EVP & Director of Operations***

Mr. Brockett joined EagleBank in October of 2014 though our merger with Virginia Heritage Bank where he had served as Chief Financial Officer since 2005 and Chief Operating Officer since 2010 and was also a Director. Prior to his tenure at Virginia Heritage Bank, Mr. Brocket was the Managing Partner of Enterprise Financial Consulting, a Northern Virginia based consulting firm. He had previously served in multiple management positions, including Chief Financial Officer, and on the Board of First Commercial Bank in Arlington, Virginia. Mr. Brockett is a CPA, licensed in the Commonwealth of Virginia.

***Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.& EVP, EagleBank***

Mr. Flynn has been with EagleBank for 10 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He previously served as President of EagleBank. He has over 40 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions in retail banking, commercial lending and private banking functions for Bank of America and predecessor companies in the Washington metropolitan area.

***Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank***

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

# Experienced Management Team

***Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer***

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

***Lindsey S. Rheaume, EVP, Chief C&I Lending Officer***

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

# Historical Balance Sheet

| *(Dollar Values in Thousands)* | 2010 | 2011 | 2012 | 2013 | 2014 | 5 Year Compound Growth Rate | 1 Year Growth Rate |
|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | |
| Cash and Equivalents | $58,114 | $232,411 | $339,334 | $306,960 | $256,025 | 16.8% | (16.6%) |
| Securities Available for Sale | 237,576 | 324,053 | 310,514 | 389,405 | 404,903 | 10.5% | 4.0% |
| Total Cash and Securities | 295,690 | 556,464 | 649,848 | 696,365 | 660,928 | 12.7% | (5.1%) |
| Gross Loans HFI | 1,675,500 | 2,056,256 | 2,493,095 | 2,945,158 | 4,312,399 | 25.2% | 46.4% |
| Loan Loss Reserves | 24,754 | 29,653 | 37,492 | 40,921 | 46,075 | 17.4% | 12.6% |
| Loans Held for Sale | 80,571 | 176,826 | 226,923 | 42,030 | 44,317 | 95.5% | 5.4% |
| Total Net Loans | 1,731,317 | 2,203,429 | 2,682,526 | 2,946,267 | 4,310,641 | 25.6% | 46.3% |
| Real Estate Owned | 6,701 | 3,225 | 5,299 | 9,225 | 13,224 | 21.0% | 43.3% |
| Total Intangibles | 4,035 | 3,966 | 3,642 | 3,276 | 109,626 | 91.7% | 3246.3% |
| Total Servicing Rights | 153 | 179 | 143 | 234 | 282 | 15.2% | 20.5% |
| Other Assets | 51,474 | 63,992 | 67,983 | 116,136 | 153,179 | 23.9% | 31.9% |
| Total Assets | $2,089,370 | $2,831,255 | $3,409,441 | $3,771,503 | $5,247,880 | 23.8% | 39.1% |
| **Liabilities** | | | | | | | |
| Deposits | $1,726,798 | $2,392,095 | $2,897,222 | $3,225,414 | $4,310,768 | 24.2% | 33.7% |
| FHLB Borrowings | 40,000 | 40,000 | 30,000 | 30,000 | 140,000 | 22.9% | 366.7% |
| Repurchase Agreements | 97,584 | 103,362 | 101,338 | 80,471 | 61,120 | (7.6%) | (24.0%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 79,300 | 53.5% | 752.7% |
| Other Liabilities | 10,972 | 19,787 | 21,605 | 32,455 | 35,933 | 39.4% | 10.7% |
| Total Liabilities | 1,884,654 | 2,564,544 | 3,059,465 | 3,377,640 | 4,627,121 | 23.4% | 37.0% |
| **Equity** | | | | | | | |
| Preferred Equity | 22,582 | 56,600 | 56,600 | 56,600 | 71,900 | 26.0% | 27.0% |
| Common Equity | 180,076 | 205,236 | 287,911 | 340,582 | 546,212 | 27.3% | 60.4% |
| Net Unrealized Gain (Loss) | 2,058 | 4,875 | 5,465 | (3,319) | 2,647 | 2.6% | (179.8%) |
| Total Stockholders Equity | 204,716 | 266,711 | 349,976 | 393,863 | 620,759 | 26.9% | 57.6% |
| Total Liabilities and Equity | $2,089,370 | $2,831,255 | $3,409,441 | $3,771,503 | $5,247,880 | 23.8% | 39.1% |
| **Balance Sheet Analysis (%)** | | | | | | | |
| Total Gross Loans/ Total Assets | 80.19 | 72.63 | 73.12 | 78.09 | 82.17 | | |
| Loans/ Deposits | 97.03 | 85.96 | 86.05 | 91.31 | 100.04 | | |
| Reserves/ Loans | 1.48 | 1.44 | 1.50 | 1.39 | 1.07 | | |
| **Annualized Growth Rates (%)** | | | | | | | |
| Asset Growth Rate | 15.72 | 35.51 | 20.42 | 33.21 | 53.92 | | |
| Gross Loans HFI | 19.74 | 22.72 | 21.24 | 43.23 | 72.97 | | |
| Deposit Growth Rate | 18.25 | 38.53 | 21.12 | 34.84 | 48.79 | | |

# Historical Quarterly Balance Sheet

| *(Dollar Values in Thousands)* | Sep 2013 | Dec 2013 | Mar 2014 | Jun 2014 | Sep 2014 | Dec 2014 | Mar 2015 | Jun 2015 | Growth Rate 2Q2015 vs 2Q2014 | Growth Rate 2Q2015 vs 1Q2015 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | | | |
| Cash and Equivalents (1) | $220,379 | $306,960 | $230,951 | $115,482 | $208,356 | $256,025 | $415,661 | $396,896 | 243.7% | (4.5%) |
| Securities Available for Sale | 367,076 | 389,405 | 398,389 | 389,616 | 393,125 | 404,903 | 350,324 | 440,537 | 13.1% | 25.8% |
| Total Cash and Securities | 587,455 | 696,365 | 629,340 | 505,098 | 601,481 | 660,928 | 765,985 | 837,433 | 65.8% | 9.3% |
| Gross Loans HFI | 2,796,840 | 2,945,158 | 3,063,975 | 3,279,429 | 3,432,548 | 4,312,399 | 4,444,893 | 4,550,897 | 38.8% | 2.4% |
| Loan Loss Reserves | 39,687 | 40,921 | 42,018 | 43,552 | 44,954 | 46,075 | 47,779 | 48,921 | 12.3% | 2.4% |
| Loans Held for Sale | 39,206 | 42,030 | 21,862 | 35,411 | 41,254 | 44,317 | 62,758 | 132,683 | 274.7% | 111.4% |
| Total Net Loans | 2,796,359 | 2,946,267 | 3,043,819 | 3,271,288 | 3,428,848 | 4,310,641 | 4,459,872 | 4,634,659 | 41.7% | 3.9% |
| Real Estate Owned | 11,285 | 9,225 | 8,809 | 8,843 | 8,623 | 13,224 | 12,338 | 10,715 | 21.2% | (13.2%) |
| Total Intangibles | 3,367 | 3,276 | 3,196 | 3,118 | 3,041 | 109,626 | 109,320 | 109,665 | 3417.2% | 0.3% |
| Total Servicing Rights | 230 | 234 | 286 | 261 | 280 | 282 | 297 | 292 | 11.9% | (1.7%) |
| Other Assets | 106,232 | 116,136 | 118,502 | 125,836 | 126,908 | 153,179 | 152,528 | 161,039 | 28.0% | 5.6% |
| Total Assets | $3,504,928 | $3,771,503 | $3,803,952 | $3,914,444 | $4,169,181 | $5,247,880 | $5,500,340 | $5,753,803 | 47.0% | 4.6% |
| **Liabilities** | | | | | | | | | | |
| Deposits (1) | $2,984,059 | $3,225,414 | $3,273,689 | $3,367,927 | $3,533,850 | $4,310,768 | $4,584,365 | $4,825,433 | 43.3% | 5.3% |
| FHLB Borrowings | 30,000 | 30,000 | 30,000 | 30,000 | 30,000 | 140,000 | 0 | 0 | (100.0%) | - |
| Repurchase Agreements | 82,266 | 80,471 | 66,437 | 60,646 | 58,957 | 61,120 | 58,589 | 53,394 | (12.0%) | (8.9%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 79,300 | 79,300 | 79,300 | 74,050 | 696.2% | (6.6%) |
| Other Liabilities | 17,203 | 32,455 | 14,144 | 19,750 | 24,460 | 35,933 | 36,556 | 35,865 | 81.6% | (1.9%) |
| Total Liabilities | 3,122,828 | 3,377,640 | 3,393,570 | 3,487,623 | 3,726,567 | 4,627,121 | 4,758,810 | 4,988,742 | 43.0% | 4.8% |
| **Equity** | | | | | | | | | | |
| Preferred Equity | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 71,900 | 71,900 | 71,900 | 27.0% | 0.0% |
| Common Equity | 326,863 | 340,582 | 354,284 | 368,383 | 384,502 | 546,212 | 666,350 | 690,015 | 87.3% | 3.6% |
| Net Unrealized Gain (Loss) | (1,363) | (3,319) | (502) | 1,838 | 1,512 | 2,647 | 3,280 | 3,146 | 71.2% | (4.1%) |
| Total Stockholders Equity | 382,100 | 393,863 | 410,382 | 426,821 | 442,614 | 620,759 | 741,530 | 765,061 | 79.2% | 3.2% |
| Total Liabilities and Equity | $3,504,928 | $3,771,503 | $3,803,952 | $3,914,444 | $4,169,181 | $5,247,880 | $5,500,340 | $5,753,803 | 47.0% | 4.6% |
| **Balance Sheet Analysis (%)** | | | | | | | | | | |
| Total Gross Loans / Total Assets | 79.80 | 78.09 | 80.55 | 83.78 | 82.33 | 82.17 | 80.81 | 79.09 | | |
| Loans/ Deposits | 93.73 | 91.31 | 93.59 | 97.37 | 97.13 | 100.04 | 96.96 | 94.31 | | |
| Reserves/ Loans | 1.42 | 1.39 | 1.37 | 1.33 | 1.31 | 1.07 | 1.07 | 1.07 | | |
| **Annualized Growth Rates (%)** | | | | | | | | | | |
| Asset Growth Rate | 3.72 | 10.62 | 3.44 | 7.58 | 14.02 | 39.15 | 19.24 | 19.28 | | |
| Gross Loans HFI | 16.20 | 18.13 | 16.14 | 22.70 | 22.01 | 46.42 | 12.29 | 11.06 | | |
| Deposit Growth Rate | 3.99 | 11.33 | 5.99 | 8.84 | 12.72 | 33.65 | 25.39 | 23.88 | | |

(1) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 31-32.

# Historical Income Statement

*(Dollar Values in Thousands, except per share data)*

| | 2010 | 2011 | 2012 | 2013 | 2014 | 1 Year Growth Rate |
|---|---|---|---|---|---|---|
| Total Interest Income | $ 96,658 | $ 119,124 | $ 141,943 | $ 157,294 | $ 191,573 | 21.8% |
| Total Interest Expense | 19,832 | 20,077 | 14,414 | 12,504 | 13,095 | 4.7% |
| Net Interest Income | 76,826 | 99,047 | 127,529 | 144,790 | 178,478 | 23.3% |
| Loan Loss Provision | 9,308 | 10,983 | 16,190 | 9,602 | 10,879 | 13.3% |
| Service Charges on Deposits | 3,068 | 3,318 | 3,937 | 4,607 | 4,906 | 6.5% |
| Gain/Loss on Sale of Loans | 2,836 | 6,057 | 13,942 | 14,578 | 6,886 | (52.8%) |
| Gain/Loss on Sale of Securities | 1,330 | 1,445 | 161 | 19 | 22 | 15.8% |
| BOLI Revenue | 430 | 401 | 392 | 720 | 1,283 | 78.2% |
| Other Noninterest Income | 1,578 | 2,280 | 2,932 | 4,792 | 5,248 | 9.5% |
| Total Noninterest Income | 9,242 | 13,501 | 21,364 | 24,716 | 18,345 | (25.8%) |
| Salaries and Employee Benefits | 25,511 | 34,518 | 43,684 | 47,481 | 57,268 | 20.6% |
| Premises and Equipment Expenses | 8,460 | 8,371 | 10,218 | 11,923 | 13,317 | 11.7% |
| Marketing and Advertising | 1,058 | 1,626 | 1,759 | 1,686 | 1,999 | 18.6% |
| Data Processing | 2,629 | 3,554 | 4,415 | 5,903 | 6,163 | 4.4% |
| Legal, Accounting and Professional Fees | 2,987 | 3,974 | 4,253 | 3,449 | 3,439 | (0.3%) |
| FDIC Insurance | 2,692 | 2,195 | 2,089 | 2,263 | 2,333 | 3.1% |
| Merger Expenses | - | - | - | - | 4,699 | 0.0% |
| Other Noninterest Expenses | 7,668 | 9,038 | 10,113 | 11,874 | 10,510 | (11.5%) |
| Total Noninterest Expense | 51,005 | 63,276 | 76,531 | 84,579 | 99,728 | 17.9% |
| Net Income Before taxes | 25,755 | 38,289 | 56,172 | 75,325 | 86,216 | 14.5% |
| Income taxes | 9,098 | 13,731 | 20,883 | 28,318 | 31,958 | 12.9% |
| Net Income | 16,657 | 24,558 | 35,289 | 47,007 | 54,258 | 15.4% |
| Preferred Dividends | 1,299 | 1,511 | 566 | 566 | 614 | 8.5% |
| **Net Income Available to Common** | $ 15,358 | $ 23,047 | $ 34,723 | $ 46,441 | $ 53,644 | 15.5% |
| Earnings per Share - Diluted | $ 0.70 | $ 1.04 | $ 1.46 | $ 1.76 | $ 2.08 | |

Data for 2014 on an operating basis, net of merger related expenses

# Historical Quarterly Income Statement

*(Dollar Values in Thousands except per share data)*

| | Sep 2013 | Dec 2013 | Mar 2014 | Jun 2014 | Sep 2014 | Dec 2014 | Mar 2015 | Jun 2015 | Growth Rate 2Q2015 vs 2Q2014 | Growth Rate 2Q2015 vs 1Q2015 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Interest Income | $ 39,724 | $ 41,652 | $ 42,837 | $ 44,759 | $ 47,886 | $ 56,091 | $ 59,465 | $ 62,423 | 39.5% | 5.0% |
| Total Interest Expense | 3,021 | 2,938 | 2,830 | 2,739 | 3,251 | 4,275 | 4,734 | 4,873 | 77.9% | 2.9% |
| Net Interest Income | 36,703 | 38,714 | 40,007 | 42,020 | 44,635 | 51,816 | 54,731 | 57,550 | 37.0% | 5.2% |
| Loan Loss Provision | 1,372 | 2,508 | 1,934 | 3,134 | 2,111 | 3,700 | 3,310 | 3,471 | 10.8% | 4.9% |
| Service Charges on Deposits | 1,115 | 1,256 | 1,192 | 1,219 | 1,227 | 1,268 | 1,333 | 1,283 | 5.3% | (3.8%) |
| Gain/Loss on Sale of Loans | 2,938 | 1,223 | 1,843 | 1,021 | 1,822 | 2,200 | 3,587 | 3,294 | 222.6% | (8.2%) |
| Gain/Loss on Sale of Securities | - | (4) | 8 | 2 | - | 12 | 2,164 | - | (100.0%) | (100.0%) |
| Loss on early extinguishment of debt | - | - | - | - | - | - | (1,130) | - | - | (100.0%) |
| BOLI Revenue | 231 | 300 | 314 | 310 | 295 | 364 | 390 | 406 | 31.0% | 4.1% |
| Other Noninterest Income | 952 | 1,529 | 1,106 | 1,259 | 1,417 | 1,466 | 1,460 | 1,250 | (0.7%) | (14.4%) |
| Total Noninterest Income | 5,236 | 4,304 | 4,463 | 3,811 | 4,761 | 5,310 | 7,804 | 6,233 | 63.6% | (20.1%) |
| Salaries and Employee Benefits | 12,187 | 12,759 | 13,608 | 13,015 | 14,942 | 15,703 | 15,706 | 14,683 | 12.8% | (6.5%) |
| Premises and Equipment Expenses | 3,222 | 2,974 | 3,089 | 3,107 | 3,374 | 3,747 | 4,010 | 4,072 | 31.1% | 1.5% |
| Marketing and Advertising | 426 | 519 | 462 | 415 | 544 | 578 | 685 | 735 | 77.1% | 7.3% |
| Data Processing | 1,386 | 1,447 | 1,588 | 1,432 | 1,572 | 1,571 | 1,784 | 1,838 | 28.4% | 3.0% |
| Legal, Accounting and Professional Fees | 984 | 863 | 974 | 799 | 740 | 926 | 982 | 870 | 8.9% | (11.4%) |
| FDIC Insurance | 584 | 483 | 544 | 563 | 573 | 653 | 771 | 783 | 39.1% | 1.6% |
| Merger Expenses | - | - | - | 576 | 885 | 3,239 | 111 | 26 | (95.5%) | (76.6%) |
| Other Noninterest Expenses | 2,884 | 2,479 | 2,833 | 2,228 | 2,513 | 2,935 | 4,024 | 3,591 | 61.2% | (10.8%) |
| Total Noninterest Expense | 21,673 | 21,524 | 23,098 | 22,135 | 25,143 | 29,352 | 28,073 | 26,598 | 20.2% | (5.3%) |
| Net Income Before taxes | 18,894 | 18,986 | 19,438 | 20,562 | 22,142 | 24,074 | 31,152 | 33,714 | 64.0% | 8.2% |
| Income taxes | 7,137 | 6,983 | 6,939 | 7,618 | 8,054 | 9,347 | 11,734 | 12,776 | 67.7% | 8.9% |
| Net Income | 11,757 | 12,003 | 12,499 | 12,944 | 14,088 | 14,727 | 19,418 | 20,938 | 61.8% | 7.8% |
| Preferred Dividends | 142 | 141 | 141 | 142 | 151 | 180 | 180 | 179 | 26.1% | (0.6%) |
| **Net Income Available to Common** | $ 11,615 | $ 11,862 | $ 12,358 | $ 12,802 | $ 13,937 | $ 14,547 | $ 19,238 | $ 20,759 | 62.2% | 7.9% |
| Earnings per Share - Diluted | $ 0.44 | $ 0.45 | $ 0.47 | $ 0.48 | $ 0.52 | $ 0.49 | $ 0.61 | $ 0.61 | | |

Data for Q2, Q3 and Q4 2014 on an operating basis, net of merger related expenses